Exhibit 10.27
SECOND AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS
Dated as of June 28, 2006
     This SECOND AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS (this “Amendment”) is among THE TENSAR CORPORATION LLC (“Tensar”), TCO FUNDING CORP. (“TCO”), CREDIT SUISSE as administrative agent (in such capacity, the “Administrative Agent”), and the other Tensar Parties party hereto.
PRELIMINARY STATEMENTS:
     A. Tensar, TCO and the Administrative Agent entered into a Working Capital Murabaha Facility Agreement, dated as of October 31, 2005 (as amended, supplemented or otherwise modified from time to time, the “Commodities Purchase Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Commodities Purchase Agreement; and
     B. Tensar has requested that TCO and the Administrative Agent amend the Commodities Purchase Agreement and the Reimbursement Letter to provide for a $5,000,000 increase in the aggregate amount of Guarantee Obligations and Aggregate Goods Undertakings which may be outstanding and to provide for the issuance of such Guarantee Obligations in pounds sterling or euros.
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Commodities Purchase Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof:
          (a) Section 1.1 of the Commodities Purchase Agreement is hereby amended to add the following definitions in appropriate alphabetical order:
“Alternative Currency” shall mean pounds sterling and euros, provided that such currency at the time of any issuance or renewal, as applicable, of a Foreign L/C is freely tradeable and convertible into dollars.
“Calculation Date” shall mean, with respect to each Foreign Guarantee Obligation, during the period that such Foreign Guarantee Obligation is outstanding (or the Reimbursement Obligation in connection therewith has not been fully satisfied) (i) the last Business Day of a fiscal month of Tensar, (ii) the date on which such Guarantee Obligation is entered into or renewed, (iii) the date on which TCO is asked to pay amounts in respect of such Guarantee Obligations, (iv) each Value Date for a Goods Transaction (immediately prior to the payment of any amounts due on such date), (v) the date of any Goods Purchase Request, (vi) the date on which the Obligations are accelerated pursuant to Article VI or Schedule 5, (vii) such other dates as Tensar may reasonably request from time to time, and (viii) such other dates as TCO or the Administrative Agent may select from time to time in their reasonable discretion.
“Dollar Equivalent” shall mean, at any time (i) as to any amount denominated in an Alternative Currency, the equivalent amount in dollars as determined on the basis of the Exchange Rate for the purchase of dollars with such Alternative Currency as of the most recent Calculation Date and (ii) as to any amount denominated in dollars, the amount thereof at such time.
“EMU” shall mean Economic and Monetary Union as contemplated in the Treaty on European Union.
“EMU Legislation” shall mean the legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states, being in part legislative measures to implement EMU.
“euro” or “€” shall mean the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation.
“Exchange Rate” shall mean, on any day, with respect to any Alternative Currency, the spot rate at which Dollars are offered on such day by the Administrative Agent in New York, New York for such Alternative Currency.
“Foreign Guarantee Obligations” shall mean a Guarantee Obligation denominated in an Alternative Currency.
“Judgment Currency” shall have the meaning specified in Section 8.16(a).
“Judgment Currency Conversion Date” shall have the meaning specified in Section 8.16(a).

“pounds sterling” or “£” shall mean lawful money of the United Kingdom.
          (b) The definition of “Reimbursement Obligation” contained in Section 1.1 of the Commodities Purchase Agreement is hereby amended to insert the following sentence at the end thereof: “The amount of any Reimbursement Obligation at any time shall be deemed to be the Dollar Equivalent of such Reimbursement Obligations as of the most recent Calculation Date”.
          (c) Section 2.3(b) of the Commodities Purchase Agreement is hereby amended to replace the number “$5,000,000” with the number “$10,000,000”.
          (d) The Commodities Purchase Agreement is hereby amended by adding the following new Section 8.16 at the end thereof:
8.16 Judgment Currency. The obligations of Tensar hereunder and under the other Lease/Purchase Facilities Documents to make payments in dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than dollars, except to the extent that such tender or recovery results in the effective receipt by TCO of the full amount of dollars expressed to be payable to TCO under this Agreement or the other Lease/Purchase Facilities Documents. If, for the purpose of obtaining or enforcing judgment in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than dollars (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in dollars, the conversion shall be made, at the rate of exchange prevailing, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).
(b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, Tensar covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.
     2. Amendments to Reimbursement Letter. Subject to the satisfaction of the conditions set forth in Section 3 hereof:
          (a) The first paragraph of the Reimbursement Letter is hereby amended to replace the parenthetical in the third to last line thereof with the following “(as amended, supplemented or otherwise modified from time to time, the “Facility Agreement”).
          (b) The third paragraph of the Reimbursement Letter is hereby amended (i) by replacing the number “$5,000,000” with the number “$10,000,000” and (ii) by adding the following sentence at the end thereof: “The amount of any Guarantee Obligation at any time shall be deemed to be the Dollar Equivalent of such Guarantee Obligations as of the most recent Calculation Date”.
          (c) The fourth paragraph of the Reimbursement Letter is hereby amended (i) by replacing the phrase “we have notified you” in the first sentence thereof, with the phrase “you have notified us” and (ii) by adding the following sentence after the first sentence thereof: “We agree to pay such amount to you, and any other amount paid to you under this Reimbursement Letter, in dollars, in an amount equal to the Dollar Equivalent of such amount at the time of payment by or draw upon you or, in the case of amounts payable under the second paragraph hereof, at the time such amounts are demanded by you.”
          (d) The penultimate paragraph of the Reimbursement Letter is hereby amended by replacing the words “and 8.13” with “, 8.13 and 8.16”.
     3. Conditions to Effectiveness. The effectiveness of the amendments contained in this Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Amendment Effective Date”):
          (a) the Administrative Agent and TCO shall have received counterparts of this Amendment signed by each of Tensar, TCO and the Administrative Agent;
          (b) each of the representations and warranties in Section 4 shall be true and correct in all material respects on and as of the Amendment Effective Date; and
          (c) the Administrative Agent and TCO shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) that are then due and payable and reimbursable under the Lease/Purchase Facilities Documents and for which invoices have been presented.
     4. Representations and Warranties. Each of Tensar Holdings and Tensar represents and warrants to the Administrative Agent and TCO as follows:

          (a) Authority. Each Tensar Party party hereto has the corporate or other organizational power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under each of the Lease/Purchase Facilities Documents (as amended hereby). The execution, delivery and performance by each Tensar Party party hereto of this Amendment and each of the Lease/Purchase Facilities Documents (as amended hereby) and the consummation by Tensar Holdings and Tensar of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other organizational action of such Person. No material consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or each of the Lease/Purchase Facilities Documents (as amended hereby), except such as have been made or obtained and are in full force and effect.
          (b) Enforceability. This Amendment has been duly executed and delivered on behalf of each Tensar Party that is party hereto. Assuming the conditions precedent in Section 3 of this Amendment have been satisfied, this Amendment and each of the Lease/Purchase Facilities Documents (as amended hereby) (i) constitutes a legal, valid and binding obligation of each Tensar Party that is a party hereto or thereto, as applicable, enforceable against such Tensar Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution or delivery of this Amendment or the performance by Tensar or the Guarantors of their respective obligations under this Amendment or each of the Lease/Purchase Facilities Documents (as amended hereby), will adversely affect the validity, perfection or priority of TCO’s Lien (for the ratable benefit of Secured Parties) on any of the Collateral or its ability to realize thereon.
          (c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Lease/Purchase Facilities Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.
          (d) No Conflicts. Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated hereby, nor the performance of and compliance with the terms and provisions hereof, thereof or of the Lease/Purchase Facilities Documents (as amended hereby) by any Tensar Party will, at the time of such performance, (i) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of any Tensar Party or any Subsidiary, (y) any order of any Governmental Authority or arbitrator or (z) any provision of any indenture, agreement or other instrument to which any Tensar Party or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Tensar Party or any Subsidiary (other than Liens created under the

Lease/Purchase Facility Documents and the Second Lien Commodities Purchase Facility Documents).
          (e) No Default. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.
     5. Reference to and Effect on the Lease/Purchase Facilities Documents.
          (a) Upon and after the effectiveness of this Amendment, each reference in any Lease/Purchase Facilities Document to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Lease/Purchase Facility Document, and each reference in the other Lease/Purchase Facilities Documents to any Lease/Purchase Facility Document amended hereby (or “thereunder”, “thereof” or words of like import referring to such Lease/Purchase Facilities Document), shall mean and be a reference to such Lease/Purchase Facilities Document as amended hereby. This Amendment is a Lease/Purchase Facilities Document.
          (b) Except as specifically amended by this Amendment, the Lease/Purchase Facilities Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Financing Obligations under and as defined therein, in each case as modified hereby.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Lease/Purchase Facilities Documents, or, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Lease/Purchase Facilities Documents.
     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment, as the case may be.
     7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
     9. Reaffirmation.

          (a) Each Tensar Party party hereto hereby reaffirms and admits the validity and enforceability of the Lease/Purchase Facilities Documents, all of such Tensar Party’s obligations thereunder and all Liens and security interests created thereunder and agrees and admits that such Liens secure the Obligations (as defined in the Guarantee and Collateral Agreement and as of the date hereof, it has no defenses to, or offsets or counterclaim against, any of its Obligations to, or the Liens and security interests created in favor of, the Administrative Agent or any other Secured Party under the Lease/Purchase Facility Documents of any kind whatsoever.
          (b) Each Tensar Party hereto which is a Guarantor of the Financing Obligations of Tensar under the Lease/Purchase Facilities Documents hereby (i) consents to the foregoing amendments, and (ii) acknowledges and agrees that notwithstanding the execution and delivery of this Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Financing Obligations (including, without limitation, the Financing Obligations after giving effect to this Amendment) continue in full force and effect.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Administrative Agent

By:	/s/ Bill O’Daly Name: BILL O’DALY
Title: DIRECTOR

By:	/s/ Rianka Mohan Name: RIANKA MOHAN
Title: ASSOCIATE
[SECOND AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS]

TCO FUNDING CORP.

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: Chief Financial Officer

TENSAR HOLDINGS, INC.

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: VP, CFO and Assistant Secretary

THE TENSAR CORPORATION, LLC

By: The Tensar Corporation, its sole member

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: CFO, VP and Treasurer

THE TENSAR CORPORATION

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: Treasurer

TENSAR EARTH TECHNOLOGIES, INC.

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: Treasurer

TENSAR POLYTECHNOLOGIES, INC.

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: CFO and Treasurer
[SECOND AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS]

GEOPIER FOUNDATION COMPANY, INC.

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: Chief Financial Officer and Treasurer

GEOTECHNICAL REINFORCEMENT COMPANY, INC.

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: CFO and Treasurer

NORTH AMERICAN GREEN, INC.

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: Treasurer

ATLANTECH ALABAMA INC.

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: CFO and Treasurer

ADVANCED EARTH TECHNOLOGY, INC.

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: CFO and Treasurer

MERITEX PRODUCTS CORPORATION

By:	/s/ Jeffrey B. Johnson
Name: Jeffrey B. Johnson Title: CFO and Treasurer
[SECOND AMENDMENT TO LEASE/PURCHASE FACILITIES DOCUMENTS]